Exhibit 10.1
Execution Version
Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of April 17, 2026, by and among GREEN PLAINS INC., an Iowa corporation (“Holdings”), GREEN PLAINS FINANCE COMPANY LLC, a Delaware limited liability company (“GP Finco”), GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company (“Green Plains Grain”), GREEN PLAINS TRADE GROUP LLC, a Delaware limited liability company (“Green Plains Trade” and, together with GP Finco, Green Plains Grain and each other Subsidiary of Holdings who joins as a “Borrower” under the Credit Agreement from time to time, collectively, the “Borrowers” and each, individually, a “Borrower”), the Lenders party hereto, and ING CAPITAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, “Agent”).
WITNESSETH:
WHEREAS, Agent, the Lenders, Holdings and the Borrowers, entered into that certain Loan and Security Agreement, dated as of March 25, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Existing Loan Agreement”, and as amended, restated, amended and restated, supplemented or otherwise modified from time to time from and after the date hereof (including as amended hereby), the “Amended Loan Agreement”);
WHEREAS, the Loan Parties have requested certain modifications to the Existing Loan Agreement, and Agent and the Lenders have agreed to such modifications upon the terms and conditions hereafter set forth; and
NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Definitions. Except as otherwise expressly specified herein, all capitalized terms not defined herein shall have the meanings given to such terms in the Amended Loan Agreement.
Section 2.    Amendments to the Existing Loan Agreement.
2.1.    Effective as of the Second Amendment Effective Date (as defined below), the following defined term is hereby added to Section 1.1 of the Existing Loan Agreement in appropriate alphabetical order:
““Second Amendment Effective Date” means April 17, 2026.”
2.2.    Effective as of the Second Amendment Effective Date, the definition of “Aggregate Revolving Loan Commitment” set forth in Section 1.1 of the Existing Loan Agreement is hereby amended to replace the sentence “As of the Closing Date, the Aggregate Revolving Loan Commitment is $350,000,000” therein with the sentence “As of the Second Amendment Effective Date, the Aggregate Revolving Loan Commitment is $300,000,000.”

2.3.    Effective as of the Second Amendment Effective Date, the definition of “Scheduled Termination Date” set forth in Section 1.1 of the Existing Loan Agreement is hereby amended to delete the date “March 25, 2027” therein and insert in its place the date “September 25, 2027”.
2.4.    Effective as of the Second Amendment Effective Date, claue (i) of Section 4.23(a) is hereby amended and restated in its entirety to read as follows: “(i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, Australia or other relevant sanctions authority (collectively, “Sanctions”), or”.
2.5.    Effective as of the Second Amendment Effective Date, Schedule 1.1 to the Existing Loan Agreement is hereby replaced in its entirety with Schedule 1.1 attached hereto.
Section 3. Ratification. Each Loan Party has read this Amendment and consents to the terms hereof and further acknowledges and confirms that all of its obligations under the Amended Loan Agreement and other Loan Documents (as amended by this Amendment), including in its capacity as a Borrower or Guarantor (as set forth on the signature page hereto), are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Loan Party further confirms that the term “Obligations”, as used in the Existing Loan Agreement, shall include all Obligations of the Loan Parties under the Amended Loan Agreement, any promissory notes issued under the Amended Loan Agreement and each other Loan Document.
Section 4. No Waiver. Nothing contained in this Amendment, or any other communication between or among Agent, the Lenders and any Loan Party, shall be construed as a waiver by Agent or the Lenders of any covenant or provision of the Amended Loan Agreement, the Existing Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument between or among any Loan Party, Agent and/or the Lenders, and the failure of Agent and/or the Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any right of Agent and/or the Lenders to thereafter demand strict compliance therewith. Nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Existing Loan Agreement, the Amended Loan Agreement or any other Loan Documents, each as amended hereby, (ii) except as expressly provided in this Amendment, amend or alter any provision of the Existing Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Loan Party under the Existing Loan Agreement, the Amended Loan Agreement or any other Loan Documents or any right, privilege or remedy of Agent or any Lender under the Existing Loan Agreement, the Amended Loan Agreement, any other Loan Documents or any other contract or instrument. Agent and the Lenders hereby reserve all rights granted under the Existing Loan Agreement, the Amended Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between or among any Loan Party, Agent and the Lenders.
Section 5. Representations and Warranties. Each Loan Party represents and warrants to Agent and the Lenders the following (after giving effect to this Amendment): (i) there does not exist any Default or Event of Default that is continuing, (ii) all representations and warranties of each Loan Party contained in the Loan Agreement and the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Second Amendment Effective Date except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date and (iii) all necessary corporate or organizational actions shall have been taken by each Loan Party to authorize the execution, delivery, and performance of this Amendment.
Section 6. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction or waiver of the following conditions precedent (the date on which all such conditions have been so satisfied or waived by Agent, the “Second Amendment Effective Date”; it being agreed that the determination as to whether each condition has been satisfied may be made in Agent’s sole discretion, all of which shall be satisfactory in form and substance to Agent):
6.1.    Agent shall have received a counterpart signature page (whether the same or different counterparts) to this Amendment duly executed and delivered by each Loan Party and each Lender;
6.2.    all necessary corporate or organizational actions shall have been taken by each Loan Party to authorize the execution, delivery, and performance of this Amendment; and
6.3.    the Loan Parties shall have paid to Agent all costs, fees and expenses (including, without limitation, legal fees and expenses of attorneys, consultants and other advisors) due and payable pursuant to or in connection with this Amendment; provided that an invoice of such expenses shall have been presented no less than two (2) Business Days prior to the Second Amendment Effective Date.
The Loan Parties shall be deemed to represent and warrant to Agent and the Lenders that the foregoing conditions in this Section 6 have been satisfied (unless otherwise waived in writing or deferred in writing by Agent) upon the release of their respective signatures to this Amendment.
Section 7.    [Reserved].
Section 8.    Miscellaneous.
8.1.    Except as otherwise expressly provided in this Amendment, (i) the Existing Loan Agreement shall continue in full force and effect, and (ii) the terms and conditions of the Existing Loan Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the Second Amendment Effective Date, references to the Existing Loan Agreement in each Loan Document shall be references to the Amended Loan Agreement. The Lenders party hereto hereby direct and instruct Agent to execute and deliver this Amendment and all documents to be executed in connection herewith, and to induce Agent to execute and deliver this Amendment and the other applicable documents, each Lender ratifies and confirms its obligations under, and the immunities and exculpatory provisions accruing to Agent under, the terms of the Existing Loan Agreement and the other Loan Documents and agrees that, as of the date hereof, such obligations, immunities and other provisions are without setoff, counterclaim, defense or recoupment. This Amendment shall constitute a Loan Document.
8.2.    Each Loan Party hereby ratifies and confirms the Liens and security interests granted under the Existing Loan Agreement and the other Loan Documents and further ratifies and agrees that such Liens and security interests secure the Obligations.

8.3.    This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 9.4 of the Amended Loan Agreement.
8.4.    This Amendment may be executed in any number of counterparts (including by facsimile or as a .pdf attachment), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

8.5.    If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.
8.6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AMENDED LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AMENDED LOAN AGREEMENT.
8.7.    This Amendment shall be binding upon and inure to the benefit of each Loan Party, Agent and the Lenders and their respective successors and assigns, provided that any assignment by any Lender shall be subject to the provisions of Section 9.5 of the Amended Loan Agreement and that no Loan Party shall have the right to assign any rights hereunder or any interest herein without Agent’s and each Lenders prior written consent. Except as provided in the preceding sentence, no Person shall be entitled to any third-party beneficiary status or other rights under this Amendment.
[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

HOLDINGS:	GREEN PLAINS INC.

By: /s/ Will Joekel
Name: Will Joekel
Title: Vice President & Treasurer

BORROWERS:	GREEN PLAINS FINANCE COMPANY LLC

By: /s/ Will Joekel
Name: Will Joekel
Title: Vice President & Treasurer

GREEN PLAINS GRAIN COMPANY LLC

By: /s/ Will Joekel
Name: Will Joekel
Title: Vice President & Treasurer

GREEN PLAINS TRADE GROUP LLC

By: /s/ Will Joekel
Name: Will Joekel
Title: Vice President & Treasurer

[Signature Page to Second Amendment to Loan and Security Agreement]

AGENT:	ING CAPITAL LLC

By: /s/ Jeffrey Geisbauer
Name: Jeffrey Geisbauer
Title: Director

By: /s/ Eanna Mulkere
Name: Eanna Mulkere
Title: Director

LENDERS:	ING CAPITAL LLC

By: /s/ Jeffrey Geisbauer
Name: Jeffrey Geisbauer
Title: Director

By: /s/ Eanna Mulkere
Name: Eanna Mulkere
Title: Director

[Signature Page to Second Amendment to Loan and Security Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jeffrey Kessler
Name: Jeffrey Kessler
Title: Senior Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Michael L. Laurie
Name: Michael L. Laurie
Title: Senior Vice President and Managing Director

[Signature Page to Second Amendment to Loan and Security Agreement]

BANK OF AMERICA, N.A.

By: /s/ Brad Conley
Name: Brad Conley
Title: SVP

[Signature Page to Second Amendment to Loan and Security Agreement]

BMO BANK N.A.

By: /s/ Anne Robles
Name: Anne Robles
Title: Director

[Signature Page to Second Amendment to Loan and Security Agreement]

FIRST HORIZON BANK

By: /s/ Michael Shipman
Name: Michael Shipman
Title: SVP

[Signature Page to Second Amendment to Loan and Security Agreement]

COBANK, ACB

By: /s/ Kathryn J. Frahm
Name: Kathryn J. Frahm
Title: Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

FARM CREDIT SERVICES OF AMERICA, PCA

By: /s/ Brian Frevert
Name: Brian Frevert
Title: Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

MACQUARIE BANK LIMITED

By: /s/ Avril Chung
Name: Avril Chung
Title: Managing Director, Signed in London POA XXXX

By: /s/ Malcolm Eddington
Name: Malcolm Eddington
Title: Division Director

(Signed by its duly appointed attorneys under
Power of Attorney dated January 15, 2025, ref#XXXX)
[Signature Page to Second Amendment to Loan and Security Agreement]

[**Schedule 1.1 (Revolving Loan Commitments) constitutes confidential information and has been omitted from this filing because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.**]